UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 4, 2004


                           UNITED HERITAGE CORPORATION
               (Exact name of Registrant as specified in charter)


           Utah                         000-9997               87-0372864
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                         Identification Number)


                       2 North Caddo Street, P.O. Box 1956
                           Cleburne, Texas 76033-1956
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (817) 641-3681


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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FORWARD LOOKING STATEMENTS

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5. Other Events and Regulation FD Disclosure.

      United Heritage Corporation (the "Company") has completed a private sale of promissory notes to accredited investors convertible into common stock at a conversion price of $0.50 per share. Upon conversion of the promissory notes, for each share of common stock converted, each investor will receive warrants to purchase two shares of the Company's common stock having exercise prices of $0.75 and $1.00, respectively. The Company received $1,325,000 in gross proceeds.

      The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The offering requires the Company to prepare and file with the Securities and Exchange Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Company's common stock underlying the convertible promissory notes that were sold to the investors pursuant to the Note Purchase Agreements as well as the shares of common stock issuable upon exercise of the warrants which are issuable upon conversion of the convertible promissory notes.

      This announcement is not an offer to sell securities of United Heritage Corporation and any opportunity to participate in the private placement was available to a very limited group of accredited investors.


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ITEM 7. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information Not applicable.

      (c)   Exhibits

            10.1  Form of Note Purchase Agreement

            10.2  Form of Convertible Promissory Note

            10.3  Form of Warrant


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 5, 2004                       UNITED HERITAGE CORPORATION

                                         By: /S/ WALTER MIZE
                                             -------------------------------
                                         Walter Mize
                                         Chief Executive Officer



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                         EXHIBITS FILED WITH THIS REPORT

EXH. NO.        DESCRIPTION
--------        -----------

10.1            Form of Note Purchase Agreement

10.2            Form of Convertible Promissory Note

10.3            Form of Warrant



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